UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

Zoom Video Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, 6th Floor San Jose, California		95113
(Address of Principal Executive Offices)		(Zip Code)

(888) 799-9666

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition

On June 6, 2019, Zoom Video Communications, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended April 30, 2019.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.

The information contained in this report, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section.  The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, the Company’s website (www.zoom.com) and the investor relations section of its website (investors.zoom.us).  The Company uses these channels, as well as social media, including its blog (blog.zoom.us), its Twitter account (@zoom_us), its LinkedIn page (linkedin.com/company/zoom-video-communications) and its Facebook page (facebook.com/zoomvideocommunications), to communicate with investors and the public about the Company, its products and services and other matters.  Therefore, the Company encourages investors, the media and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press release dated June 6, 2019 of Zoom Video Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Video Communications, Inc.

Dated: June 6, 2019	By:	/s/ Kelly Steckelberg
Kelly Steckelberg
Chief Financial Officer